EXHIBIT 10.11

Subcontract Form of Agreement for
Master Task Ordering
Agreement

Subcontractor:	Eberline Services, Inc.	Subcontract No.:	69899-000-09
Address:	7021 Pan American Fwy NE,
Albuquerque, NM 87109
Contact:	Veronica C. Ybarra
Telephone:	(505) 923-2575
Facsimile:	(505) 262-2698
E-mail:	vybarra@eberlineservices.com
D-U-N-S No.:	030666684	NAICS Code:	562910

This Master Task Ordering Agreement (MTOA), effective on November 17, 2008, is hereby made and entered into by and between Los Alamos National Security, LLC (CONTRACTOR), and the above named SUBCONTRACTOR who hereby agree that all Work specified below, which is a portion of the goods and services to be provided by CONTRACTOR for the United States Department of Energy National Nuclear Security Administration (OWNER), shall be performed by the SUBCONTRACTOR in accordance with all the provisions of this subcontract, consisting of the following Subcontract Documents:

Subcontract Form of Agreement [Rev. 0, Dated 11/4/2008]

Appendix SFA-1, FAR & DEAR Clauses and DOE Directives Incorporated By Reference [Rev. 0, Dated 11/4/2008]

Exhibit "A" General Conditions [Rev. 0, Dated 11/4/2008]

Exhibit "B" Special Conditions [Rev. 0, Dated 11/4/2008

Exhibit "C" Schedule of Estimated Costs and Fixed-Fee [Rev. 0, Dated 10/16/2008]

Exhibit "D" Scope of Work and Technical Specifications [Rev. 0, Dated 10/16/2008]

Exhibit "E" List of Drawings – Reserved for Task Orders [Rev. 0, Dated 11/4/2008]

Exhibit “F” Environmental, Safety and Health Requirements [Rev. 0, Dated 10/2/2008]

Exhibit “G” Security Requirements [Rev. 0, Dated 10/15/2008]

Exhibit “H” Quality Assurance Requirements – Reserved for Task Orders

1.
WORK TO BE PERFORMED: In accordance with the subcontract documents, SUBCONTRACTOR shall furnish all plant; labor; materials; tools; supplies; equipment; transportation; supervision; technical, professional and other services; and shall perform all operations necessary and required to satisfactorily:

On a task order basis provide operational and quality services to ensure site-wide environmental compliance with laws and regulations in accordance with Exhibit D Scope of Work and Technical Specifications Rev 1 October 2008.

2.
SCHEDULE: The Work shall be performed in accordance with the dates set forth in the Exhibit "B" clause titled "COMMENCEMENT, PROGRESS AND COMPLETION OF THE WORK." The effective date is to allow for badging and administrative transition to the MTOA, and at no cost to the MTOA. The start of the work is December 1, 2008 through September 30, 2009.

3.
CEILING PRICE: The Ceiling Price for all work called for under this MTOA is Three Million Dollars and No Cents ($3,000,000). Payments will be made to SUBCONTRACTOR in accordance with the prices set forth in Exhibit "C" and with the payment provisions of this MTOA.

The SUBCONTRACTOR waives its right to monies to which it might otherwise have been entitled for any amount expended in excess of the ceiling price.

The CONTRACTOR does not guarantee any work or services under this Agreement unless specifically authorized by a fully executed task order.

This MTOA embodies the entire agreement between CONTRACTOR and SUBCONTRACTOR and supersedes all other writings. The parties shall not be bound by or be liable for any statement, representation, promise, inducement or understanding not set forth herein.

For the CONTRACTOR:	For the SUBCONTRACTOR:

By: /s/ Diane N. McHugh	/s/ Carl Lloyd
Title: Acquisition Services Manager 2.	Title: Vice President/Controller

Date: November 14, 2008	Date: November 14, 2008

Exhibit - A

Subcontract Form of Agreement for Master Task Ordering Agreement

The following [schedules and] exhibits have been omitted and will be supplementally furnished to the Securities and Exchange Commission upon request:

Subcontract Form of Agreement [Rev. 0, Dated 11/4/2008]

Appendix SFA-1, FAR & DEAR Clauses and DOE Directives Incorporated By Reference [Rev. 0, Dated 11/4/2008]

Exhibit "A" General Conditions [Rev. 0, Dated 11/4/2008]

Exhibit "B" Special Conditions [Rev. 0, Dated 11/4/2008

Exhibit "C" Schedule of Estimated Costs and Fixed-Fee [Rev. 0, Dated 10/16/2008]

Exhibit "D" Scope of Work and Technical Specifications [Rev. 0, Dated 10/16/2008]

Exhibit "E" List of Drawings – Reserved for Task Orders [Rev. 0, Dated 11/4/2008]

Exhibit “F” Environmental, Safety and Health Requirements [Rev. 0, Dated 10/2/2008]

Exhibit “G” Security Requirements [Rev. 0, Dated 10/15/2008]

Exhibit “H” Quality Assurance Requirements – Reserved for Task Orders